        Exhibit 10.1
MEMBERSHIP INTEREST PURCHASE AGREEMENT
This MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”), dated as of _____________ __, 20__ (the “Effective Date”) is made and entered into by and among _____________, a _____________ having an office at _____________ (“Buyer”), _____________, a _____________ having an office at _____________ (“Seller”), and _____________, a _____________ having an office at _____________ (“Existing Manager”; and together with Seller, the “Seller Parties”).
W I T N E S S E T H
WHEREAS, Buyer and the Seller Parties, together with _____________ (the “Key Principals”; and the Key Principals, together with the Seller Parties, are hereinafter referred to collectively as the “_____________ Parties”) are parties to that certain Limited Liability Company Agreement of _____________, dated as of _____________ __, 20__ (as the same may have been amended or otherwise modified from time to time through the date hereof, the “Operating Agreement”), and Seller and Buyer are the sole members of _____________, a _____________ (the “Company”);
WHEREAS, Existing Manager is the sole manager of the Company;
WHEREAS, the Company is the sole member of _____________ (“Owner”), and Owner is fee owner of certain real property more particularly described in the Operating Agreement as the “Property” (the “Property”);
WHEREAS, the Owner is a party to that certain _____________, dated as of _____________ __, 20__, between Owner, as borrower, and _____________ (“Lender”), as lender, as amended or otherwise modified from time to time, pursuant to which Lender is the holder of a mortgage loan to Owner in the original principal amount of _____________ Dollars ($_____________) (the “Loan”);
WHEREAS, Seller is the sole legal and beneficial owner of _____________ percent (__%) of the membership interests in the Company (the “Interest”); and
WHEREAS, Seller desires to sell the Interest to Buyer, and Buyer desires to purchase the Interest from Seller, all as more fully provided herein.
NOW, THEREFORE, for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:
1.    Certain Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Operating Agreement.
2.    Purchase Price. Subject to the terms hereof, Seller hereby agrees to sell and Buyer hereby agrees to purchase the Interest for a purchase price of _____________ Dollars ($_____________) (the “Purchase Price”), payable as follows:
(a)    _____________ upon the execution and delivery of this Agreement as the Downpayment (hereinafter defined) hereunder, by check or wire transfer of good U.S. funds payable to _____________, _____________, Attention: _____________, as escrow agent (“Escrow Agent”), which sum shall be held in escrow pursuant to the terms hereof; and

(b)    _____________ (less any interest accrued on the Downpayment and paid to Seller), at the closing of the purchase and sale of the Interest (the “Closing”) by wire transfer in good U.S. funds through escrow with the Escrow Agent.
(c)    Buyer shall be entitled to deduct and withhold from any amounts payable under this Agreement such amounts that are required to be deducted and withheld with respect to the making of such payment under the Code or any provision of state, local or foreign tax law, as applicable. Before making any such deduction or withholding, Buyer shall provide the Seller Parties with ___________ (__) days’ prior written notice of any such deduction or withholding that Buyer proposes to make, which notice shall include the authority, basis and method of calculation for the proposed deduction or withholding, and Buyer shall cooperate with any reasonable request from the Seller Parties to obtain reduction of, or relief from, such deduction or withholding. To the extent that amounts are so withheld or deducted and timely paid to the appropriate tax authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
3.    Lender Consent.
(a)    Following the date hereof, Buyer and the Seller Parties each agree to promptly apply for and thereafter use its good faith, commercially reasonable efforts (but without any obligation to expend any material sums, except as set forth in this Agreement) to attempt to obtain the written consent of Lender to the acquisition by Buyer of the Interest and the resignation and replacement of Existing Manager in its capacity as “Manager” of the Company by Buyer or Buyer’s designee (such written consent document(s) to be delivered at Closing by Lender, the “Lender Consent”).
(b)    It is understood and agreed by the parties that:
(i)    it is a requirement that the Lender release the Key Principals from any obligations and liabilities which may arise under the non-recourse carve-out guaranty delivered or assumed by Key Principals in connection with the Loan (the “Original Carve-Out Guaranty”) by virtue of acts, events or omissions which may occur after the Closing Date, and that Buyer shall cause _____________ (“Buyer Guarantor”), to execute and deliver at Closing a non-recourse carve-out guaranty on substantially the same form as the Original Carve-Out Guaranty (the “New Carve-Out Guaranty”) with respect to acts, events or omissions which occur after the Closing Date;
(ii)    the Lender Consent must be on Lender’s standard form(s) with respect to loans such as the Loan and transactions such as the transaction contemplated herein;
(iii)    subject to the final sentence of Section 3(c) below, Buyer shall pay all costs and fees due to Lender in connection with its issuance of the Lender Consent.
(c)    If the parties are not able to cause Lender to deliver the Lender Consent by _____________ __, 20__, then each of Buyer and the Seller Parties may thereafter terminate this Agreement by sending written notice of such termination to the other parties hereto, in which event Escrow Agent shall be required to return the Downpayment to Buyer and thereupon no party shall have any further liability or obligation hereunder except with respect to liabilities expressly stated herein to survive the termination of this Agreement. In such event, but subject to Section 15 below and Section 16 below, all costs incurred by Buyer and the Seller Parties in connection with Section 3 of this Agreement shall be paid by Buyer and Buyer shall reimburse the Seller Parties for any such costs so incurred, as applicable (which obligation shall survive the termination of this Agreement). Notwithstanding the forgoing, if the parties are not able to cause

Lender to deliver the Lender Consent by _____________ __, 20__, due to an act or omission by any of the Seller Parties in violation of this Agreement or the Operating Agreement, then all costs incurred by Buyer and the Seller Parties in connection with Section 3 of this Agreement shall be paid by the Seller Parties and the Seller Parties shall reimburse Buyer for any such costs so incurred, as applicable (which obligation shall survive the termination of this Agreement).
4.    Closing Date. The “Closing Date” shall be defined herein to mean either (i) a business day selected by Buyer which is no more than ______ (__) business days following the date that the Lender Consent has been issued, or (ii) such other date which has been agreed to in writing by both Buyer and Seller, each in its sole discretion. Subject to the terms and conditions hereof, and subject to the satisfaction of all conditions precedent set forth in this Agreement, the parties agree that the Closing shall occur on the Closing Date.
5.    Closing Deliveries. At Closing:
(a)    Seller shall convey to Buyer all of its right, title and interest in and to the Interest, free and clear of all liens, claims, encumbrances, security and other adverse interests (“Liens”), and thereupon Seller shall cease to be a Member of, or have any interest in, the Company;
(b)    Buyer shall pay to Seller the balance of the Purchase Price as contemplated in Section 2(b) above;
(c)    Buyer and each of the Seller Parties and Key Principals shall each execute and deliver to the other an assignment and assumption agreement in the form attached hereto as Exhibit A and made a part hereof (an “Assignment Agreement”) pursuant to which, among other things, Existing Manager shall resign as “Manager” of the Company, whereupon Buyer shall automatically and without any further action or approval become (or have the right to select) the new Manager of the Company, and Existing Manager shall cease to have any interest in, or rights to distributions from, the Company;
(d)    The Key Principals shall execute and deliver to Buyer Guarantor an indemnification agreement in the form attached hereto as Exhibit B and made a part hereof (an “Indemnification Agreement”);
(e)    Buyer and each Seller Party shall deliver reasonable evidence of such party’s authority to enter into the transactions contemplated herein;
(f)    The Seller Parties and Key Principals shall each execute and deliver a written certificate to the Buyer recertifying and remaking the warranties and representations contained in Section 6 below as of the Closing Date;
(g)    Buyer shall execute and deliver a written certificate to Seller recertifying and remaking the warranties and representations contained in Section 7 below as of the Closing Date;
(h)    Seller shall execute and deliver to Buyer a customary non-foreign person affidavit pursuant to Section 1445 and 1446 of the Internal Revenue Code, as amended
(i)    To the extent so required by Lender, the parties hereto shall execute and deliver the Lender Consent; and

(j)    Each party hereto shall execute and deliver such other documents and instruments that shall reasonably be required to consummate the transactions contemplated herein.
6.    Representations and Warranties of the Seller Parties. Each Seller Party hereby represents, warrants and covenants to Buyer that each of the following is true and correct as of the Effective Date, and shall be true and correct on the Closing Date:
(a)    Each Seller Party is duly organized, validly existing and in good standing in the jurisdiction of its formation.
(b)    The Seller Parties have the full power, authority and legal right to execute, deliver and perform this Agreement.
(c)    The Seller Parties have duly authorized, executed and delivered this Agreement, and assuming the due authorization, execution and delivery by Buyer of this Agreement, this Agreement constitutes the legal, valid and binding agreement of the Seller Parties, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium and other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
(d)    No consent, approvals, authorizations or orders of, registration or filing with, or notice to, any court or governmental agency or body is required for the execution, delivery and performance by any Seller Party of, or compliance by any Seller Party with, this Agreement, or the consummation of the transactions contemplated hereby.
(e)    The execution and delivery of this Agreement, and the performance by the Seller Parties of their obligations hereunder, will not conflict with any provision of any law or regulation to which any of the Seller Parties is subject, conflict with or otherwise violate the organizational documents of any Seller Party or conflict with or result in a breach of or constitute a default of any of the terms, conditions or provisions of any material agreement, contract, indenture or instrument to which any of the Seller Parties is a party or by which it is bound or any order or decree applicable to any of the Seller Parties, in any manner that would have an adverse effect on the ability of the Seller Parties to perform their obligations hereunder.
(f)    Seller is the sole legal and beneficial owner of the Interest, and Seller’s title to the Interest is free and clear of all Liens.
(g)    Seller is not a “foreign person” as defined in Section 1445(f)(3) of the Internal Revenue Code, as amended.
(h)    Neither Seller Party is a Prohibited Person.
(i)    No claim or litigation is pending or, to the knowledge of any of the __________ Parties, threatened against any of the __________ Parties that would prohibit its entering into this Agreement or materially and adversely affect the performance by any of the __________ Parties of its obligations under this Agreement.
(j)    Schedule 1 attached hereto and made a part hereof contains a true, complete and accurate list of all material documents and instruments evidencing and/or securing the Loan (the “Loan Documents”) and there are no other material documents or instruments evidencing or securing the Loan, and Seller has delivered to Buyer accurate and complete copies of all of said material Loan Documents. Except to the extent set forth on Schedule 1, the Loan Documents have not been altered, modified, waived, amended, superseded, cancelled, extended or otherwise changed. To the best of the knowledge of the __________ Parties, there are no uncured defaults, breaches, violations or events of default, or any facts or circumstances which, with the giving of notice or the passage of time, or both, will or would constitute a default, breach, violation or event of default, on the part of any party under the any of the Loan Documents.
(k)    No __________ Party is insolvent, and the execution and delivery of this Agreement and the performance by any __________ Party of its obligations hereunder will not render any __________ Party insolvent.
(l)    There are no uncured defaults, breaches, violations or events of default or any facts or circumstances which, with the giving of notice or the passage of time, or both, will or would constitute a default, breach, violation or event of default on the part of any __________ Party under the Operating Agreement.
(m)    No __________ Party has any knowledge of any existing or pending condemnation proceedings against the Property, and no __________ Party has received, or is aware of, any notice issued by any governmental authority or regulatory agency alleging a violation of any law, rule, regulation or order that has not been cured prior to the date hereof, relating to environmental conditions by reason of the presence of hazardous substances or materials (as such terms are presently used under applicable environmental laws, rules and regulations) at the Property. Except for eviction and collection proceedings filed by or against current and former residents, no __________ Party has received, or is aware of, any written notice of any pending claims or litigation against the Owner, the Company and/or the Property which adversely affect, or, as far as any __________ Party can reasonably foresee, might adversely affect, the Owner, the Company and/or the Property or the business, operations or condition (financial or otherwise) of the Owner, the Company and/or the Property, in each case in any material respect.
(n)    There is no material fact presently known to any __________ Party that has not been disclosed to Buyer in writing which adversely affects, or, as far as any __________ Party can reasonably foresee, might adversely affect, the Owner, the Company and/or the Property or the business, operations or condition (financial or otherwise) of the Owner, the Company and/or the Property, in each case in any material respect. To the knowledge of any __________ Party, the financial reports and other information previously furnished by any of the __________ Parties to Buyer with respect to the Owner, the Company and/or the Property (including, without limitation, the rent rolls, statements of cash flow and statements income and operating expense) are true, correct and complete in all material respects, and accurately represents the financial condition of the Owner, the Company and/or the Property, as applicable, as of the date thereof.
(o)    Each of the Seller Parties agrees to promptly disclose to Buyer in writing any changes to its representations and warranties contained in this Section 6 promptly upon becoming aware of same.
7.    Representations and Warranties of Buyer. Buyer hereby represents, warrants and covenants to each Seller Party that each of the following is true and correct as of the Effective Date, and shall be true and correct on the Closing Date:

(a)    Buyer is duly organized, validly existing and in good standing in the jurisdiction of its formation.
(b)    Buyer has the full power, authority and legal right to execute, deliver and perform this Agreement.
(c)    Buyer has duly authorized, executed and delivered this Agreement, and assuming the due authorization, execution and delivery by the Seller Parties of this Agreement, this Agreement constitutes the legal, valid and binding agreement of Buyer, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium and other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
(d)    No consent, approvals, authorizations or orders of, registration or filing with, or notice to, any court or governmental agency or body is required for the execution, delivery and performance by Buyer of, or compliance by Buyer with, this Agreement, or the consummation of the transactions contemplated hereby.
(e)    The execution and delivery of this Agreement, and the performance by Buyer of its obligations hereunder, will not conflict with any provision of any law or regulation to which Buyer is subject, conflict with or otherwise violate Buyer’s organizational documents or conflict with or result in a breach of or constitute a default of any of the terms, conditions or provisions of any material agreement, contract, indenture or instrument to which Buyer is a party or by which it is bound or any order or decree applicable to Buyer, in any manner that would have an adverse effect on Buyer’s ability to perform its obligations hereunder.
(f)    Buyer is not a Prohibited Person.
(g)    No claim or litigation is pending or, to Buyer’s knowledge, threatened against Buyer that would prohibit its entering into this Agreement or materially and adversely affect the performance by Buyer of its obligations under this Agreement.
(h)    Buyer is not insolvent, and the execution and delivery of this Agreement and the performance by Buyer of its obligations hereunder will not render Buyer insolvent.
(i)    There are no uncured defaults, breaches, violations or events of default or any facts or circumstances which, with the giving of notice or the passage of time, or both, will or would constitute a default, breach, violation or event of default on the part of Buyer under the Operating Agreement.
(j)    Buyer agrees to promptly disclose to the Seller Parties in writing any changes to its representations and warranties contained in this Section 7 promptly upon becoming aware of same.
8.    Survival of Representations and Warranties. The representations and warranties of the Seller Parties set forth in Sections 6(a), 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) and 6(h) shall survive the Closing indefinitely. The representations and warranties of the Buyer set forth in Sections 7(a), 7(b), 7(c), 7(d), 7(e) and 7(f) shall survive the Closing indefinitely. The other representations and warranties of the Seller Parties set forth in Section 6 and of the Buyer set forth in Section 7 shall survive the Closing for ___________ (__) months (it being acknowledged and agreed that (i) all of the Buyer’s rights and remedies associated with any misrepresentation or breach or violation by any Seller Party of any of such representations and warranties shall continue in effect with respect to any claim raised by notice from Buyer to any Seller Party (which notice contains a description of the misrepresentation, breach or violation in question) given on or before the ___________ (__) month anniversary of the Closing Date, and (ii) all of the Seller Parties’ rights and remedies associated with any misrepresentation or breach or violation by Buyer of any of such representations and warranties shall continue in effect with respect to any claim raised by notice from any Seller Party to Buyer (which notice contains a description of the misrepresentation, breach or violation in question) given on or before the ___________ (__) month anniversary of the Closing Date). This Section 8 shall survive the Closing indefinitely.
9.    No Broker. Each party hereto represents and warrants to the other that such party has had no dealings with any broker or agent in connection with the negotiation of this Agreement and that such party knows of no broker or agent who would be entitled to a commission in connection with this Agreement or the transactions contemplated hereunder. Each party agrees to indemnify and defend the other parties against and hold the other parties harmless from any and all losses, damages, costs, expenses, liabilities, claims and other obligations, including, without limitation, reasonable attorneys’ fees and costs incurred (collectively, “Losses”) with respect to any fee, commission or equivalent compensation alleged to be owing on account of the indemnifying party’s dealings with any broker or agent. This Section 9 shall survive the Closing and/or the termination of this Agreement indefinitely.
10.    Prorated Items. All items of income and expense for the Property, including, without limitation, real property taxes and assessments on the Property, rents due from tenants under leases with respect to the Property, Loan interest, proceeds of business interruption and/or rent loss insurance, and operating expenses and/or taxes payable by tenants under leases with respect to the Property, utility service charges for electricity, heat, gas and other utility charges, grounds and parking lot maintenance charges, taxes (other than real estate taxes), other expenses incurred in operating the Property that the Company or the Owner customarily pays, and any other costs incurred in the ordinary course of business or the management and operation of the Property (“Prorated Items”) with respect to the periods beginning before and ending after the Closing Date, shall be prorated between Seller and Buyer as of 11:59 P.M. on the day immediately preceding the Closing Date, based on the number of days of such period up to but excluding the Closing Date (which shall be for the account of Seller) and the number of days of such period from and after the Closing Date (which shall be for the account of Buyer), and upon the Closing of the purchase and sale of the Interest contemplated hereunder, _________ percent (_____%) of the net amount thereof shall be added to (if such net amount is in Seller’s favor) or deducted from (if such net amount is in Buyer’s favor), the Purchase Price. If the Closing Date shall occur before the actual amount of Prorated Items for the month (or other relevant period) in which the Closing Date occurs are determined, the apportionment of such Prorated Items shall be upon the basis of a good faith estimate by Buyer and Seller of such Prorated Items for such month (or other relevant period) based on the latest available bills, invoices, real property tax assessments and other reasonably detailed documentation, all of which shall be provided to Buyer, and shall be reconciled within ___________ (__) days following the Closing Date. It is hereby acknowledged for the avoidance of doubt that if any rents or similar payments due to the Company or the Owner are outstanding or remain unpaid at the Closing Date, all such sums received or collected after the Closing (net of reasonable attorneys’ fees, costs and expenses of collection thereof) shall be immediately paid to the Company or the Owner, and thereafter _________ percent (_____%) thereof shall be retained by the Company or the Owner and _________ percent (_____%) thereof shall be applied and prorated in the following order of priority: (a) first to the month in which the Closing occurs (to be prorated between Seller and Buyer within such month as provided above); (b) then to any month or months following the month in which the Closing occurred and for which any rents or similar payments have not been received (which shall be for the account of Buyer); and (c) then to the period prior to the month in which the Closing to the extent any such rents or similar payments have not been received for such period (which shall be for the account of Seller). Upon the completion of any post-Closing reconciliation of Prorated Items, _________ percent (_____%) of the net amount of the as-reconciled Prorated Items shall be paid by Buyer to Seller (if such net amount is in Seller’s favor) or paid by Seller to Buyer (if such net amount is in Buyer’s favor). Any such amounts shall be paid in a lump sum payment by the party owing such amounts to the party to which such amounts are owed within ___________ (__) days following the reconciliation thereof. This Section 10 shall survive the Closing for ___________ (__) months.
11.    Distributions Prior to Closing.
(a)    The Company shall continue to distribute Cash Flow until the Closing Date in the normal course of its business in accordance with the Operating Agreement; provided, however, that (i) the Company shall not distribute to its Members the remaining amount of any Cash Flow that it holds at Closing or any amounts in any Reserve at Closing, whether held by or for the Company or the Owner, required under any mortgage loans or other financings of the Company or the Owner, or otherwise, and (ii) all such remaining Cash Flow and all amounts in any Reserves (as well as all tenant security deposits) shall be retained by the Company and/or the Owner following Closing. Subject to Section 10, Seller shall be given a credit at Closing in an amount equal to _________ percent (_____%) of all such amounts (other than security deposits, amounts received as insurance proceeds or condemnation awards, and amounts which the Company or Owner has set aside or which has otherwise been contracted for any repair, replacement or renovation work at the Property).
(b)    All provisions allocating profits, losses, gains, deductions and credits for tax purposes shall remain in effect through the Closing Date and profits and losses shall be allocated among the Members of the Company in accordance with the Operating Agreement based upon a closing of the books by the Company on the Closing Date.
12.    Conditions to Obligations of Buyer. Buyer’s obligation to consummate the transactions contemplated by this Agreement and to deliver the documents, items and instruments required under this Agreement is subject to satisfaction of the following conditions, any or all of which may be waived in writing by Buyer in its sole and absolute discretion:
(a)    Each __________ Party shall be ready, willing and able to deliver all of the documents, items and instruments required to be delivered by such __________ Parties hereunder.
(b)    All of the representations and warranties made by any Seller Party hereunder shall be true and correct as of both the Effective Date and the Closing Date.
(c)    Each __________ Party shall have performed all of the covenants, undertakings and agreements required to be performed by such party under this Agreement on or before the Closing Date, and the __________ Parties shall have represented and warranted as such to the Buyer as of the Closing Date.
(d)    Lender shall have executed and delivered the Lender Consent at or prior to Closing.
13.    Conditions to Obligations of Seller Parties. The obligations of the Seller Parties to consummate the transactions contemplated by this Agreement and to deliver the documents, items and instruments required under this Agreement is subject to satisfaction of the following conditions, any or all of which may be waived in writing by the Seller Parties in their sole and absolute discretion:
(a)    Buyer shall be ready, willing and able to deliver all of the documents, items and instruments required to be delivered by Buyer hereunder.
(b)    All of the representations and warranties made by Buyer hereunder shall be true and correct as of both the Effective Date and the Closing Date.
(c)    Buyer shall have performed all of the covenants, undertakings and agreements required to be performed by Buyer under this Agreement on or before the Closing Date, and Buyer shall have represented and warranted as such to the Seller Parties as of the Closing Date.
(d)    Lender shall have executed and delivered the Lender Consent at or prior to Closing.
14.    Risk of Casualty or Condemnation. The risk of any loss, damage or destruction to all or any portion of the Property by fire or other casualty, or any condemnation or other taking of all or any portion of the Property, shall be borne by the Company and Owner in each instance, and upon the occurrence of any fire or other casualty or condemnation or other taking with respect to all or any portion of the Property prior to Closing, Buyer shall, at its sole and absolute discretion, and as its sole remedy, shall have the right to terminate this Agreement, in which event Escrow Agent shall be required to return the Downpayment to Buyer and thereupon no party shall have any further liability or obligation hereunder except with respect to liabilities expressly stated herein to survive the termination of this Agreement. The Seller hereby agrees to promptly notify Buyer in writing upon learning of (i) any loss, damage or destruction to all or any portion of the Property, and/or (ii) any actual, pending or threatened condemnation or other taking of all or any portion of the Property. All rights to insurance proceeds or condemnation awards in any such event shall continue to be the property of the Company or Owner.
15.    Transfer Taxes; Attorney’s Fees. The cost of any deed or stamp tax, transfer or recording taxes, or other similar fees or charges required to be paid in connection with any sale of the Interest under this Agreement, if any (collectively, “Transfer Taxes”) shall be paid by, or charged to, the Seller Parties, notwithstanding any statutory requirement or custom to the contrary, and the Seller Parties shall indemnify and hold Buyer, the Company and Owner harmless from and against any and all Losses incurred by or asserted against Buyer, the Company or Owner (including, without limitation, any amounts paid in respect of any Transfer Taxes) arising as a result of any imposition of any Transfer Taxes. Except as expressly set forth in this Agreement, the payment of the fees and disbursements of each party’s attorneys shall be the sole responsibility of such party and no other party, or the Company or Owner, shall be required to pay or bear any part of those fees and expenses directly or indirectly. This Section 15 shall survive the Closing indefinitely.
16.    Remedies.
(a)    In the event any of the __________ Parties defaults in its obligation to complete the sale of the Interest on the Closing Date as required hereunder, the Buyer’s sole and exclusive remedy shall be to either (i) terminate this Agreement in which event the Buyer shall be entitled to the Downpayment (and each of the Seller Parties shall be obligated to immediately instruct Escrow Agent to promptly return the Downpayment to the Buyer (and to execute the joint instruction described in Section 33(a)(ii) below in furtherance of such obligation)), as well as recovery of all Buyer Costs (as defined below), or (ii) seek specific performance as well as recovery of all Buyer Costs. As used herein the term “Buyer Costs” shall mean the sum of all actual, third-party costs and expenses incurred by the Buyer or any of its Affiliates in connection with the transactions contemplated hereunder (including, without limitation, reasonable attorney’s fees and other costs and fees paid or incurred in connection with the seeking the Lender Consent).
(b)    In the event Buyer defaults in its obligation to the complete the purchase of the Interest on the Closing Date as required hereunder, then Seller shall be entitled to retain the Downpayment as liquidated damages, which the parties acknowledge to be a fair calculation of the damages suffered as a result of such default, in lieu of all other legal and equitable remedies (and Buyer shall be obligated to immediately instruct Escrow Agent to promptly deliver the Downpayment to Seller (and to execute the joint instruction described in Section 33(a)(ii) below in furtherance of such obligation)).
(c)    This Section 16 shall survive the termination of this Agreement indefinitely.
17.    Indemnification Obligations.
(a)    Each of the Seller Parties hereby jointly and severally agree to indemnify, protect, defend and hold Buyer, each of its Affiliates and each of their respective officers, directors, partners, members, shareholders and employees (collectively, the “Buyer Indemnified Parties”) harmless from and against any and all Losses incurred by or asserted against Buyer or any of the other Buyer Indemnified Parties by reason of, arising from, or in connection with, any misrepresentation or breach or violation by any Seller Party of any of the representations and warranties made by any Seller Party in this Agreement or any other agreement or instrument delivered by any Seller Party in connection with the transactions contemplated hereunder.
(b)    Buyer hereby agrees to indemnify, protect, defend and hold each of the Seller Parties, each of their respective Affiliates and each of their respective officers, directors, partners, members, shareholders and employees (collectively, the “Seller Indemnified Parties”) harmless from and against any and all Losses incurred by or asserted against any Seller Party or any of the other Seller Indemnified Parties by reason of, arising from, or in connection with, any misrepresentation or breach or violation by Buyer of any of the representations and warranties made by Buyer in this Agreement or any other agreement or instrument delivered by Buyer in connection with the transactions contemplated hereunder.
(c)    All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for applicable tax purposes, unless otherwise required by applicable law.
(d)    This Section 17 shall survive the Closing and continue in effect with respect to any claim raised by notice from the party seeking indemnification hereunder; provided, however, that (i) the rights and remedies of the Buyer associated with any misrepresentation or breach or violation by any Seller Party of any of the representations and warranties set forth in Section 6 shall continue in effect as set forth in Section 8, and (ii) the rights and remedies of the Seller Parties associated with any misrepresentation or breach or violation by Buyer of any of the representations and warranties set forth in Section 7 shall continue in effect as set forth in Section 8.
18.    Attorneys’ Fees. In the event any dispute between or among any or all of the parties to this Agreement, the transactions contemplated hereunder, or the Interest should result in litigation, the prevailing party(ies) shall be reimbursed by the other party(ies) for all costs incurred by the prevailing party(ies) in connection with such litigation, including, without limitation, reasonable attorneys’ fees. This Section 18 shall survive the Closing and/or the termination of this Agreement indefinitely.
19.    No Third Party Beneficiaries. Except as provided in Section 15, Section 17 and Section 31 hereof, this Agreement is not intended and shall not be construed to confer any rights or benefits upon any person or entity other than the parties hereto.
20.    Further Assurances. From and after the date hereof, each party shall execute and deliver such other documents and take such other actions as any other party may reasonably request for the better and more effective carrying out of the intents and purposes of this Agreement. Without limiting the generality of the foregoing, from and after the date hereof, each Seller Party shall each use commercially reasonable efforts to describe to Buyer all of the uncompleted business of the Manager of the Company, and deliver all books, materials, records, leases, documents and other items and information that belong to the Company (or Owner) or that are used in connection with the duties and responsibilities of the Manager of the Company, and reasonably cooperate with Buyer in transitioning and transferring any such duties and responsibilities of the Manager of the Company to Buyer or its designee. This Section 20 shall survive the Closing.
21.    Notices. All notices, demands or other communications given hereunder shall be in writing and shall be deemed sufficiently given if delivered by courier (including, without limitation, overnight delivery service) or sent by registered or certified mail, first class, postage prepaid, or by email, addressed to any Seller Party at Seller’s address provided above, attention: ________________ (________________), and ________________ (________________), with a copy to ________________ (________________); to Buyer at Buyer’s address provided above, attention: ________________ (________________), ________________ (________________), and ________________ (________________); and to the Escrow Agent at Escrow Agent’s address provided above, attention: (________________); or, in each case, to such other address as a party may from time to time notify the other parties in writing (as provided above). Any such notice, demand or other communication shall be deemed to have been given (i) if so mailed, as of the close of the third business day following the date so mailed, (ii) if delivered by courier, on the date received, and (iii) if delivered by email, on the date of receipt by the sender of a delivery receipt or confirmation email from the addressee acknowledging receipt, or the date of actual receipt by the recipient in the event recipient refuses to provide a delivery receipt or confirmation email.
22.    Time of the Essence. TIME IS OF THE ESSENCE with respect to all time requirements, delivery and payment dates and other deadlines set forth in this Agreement. In that regard, all payments and other actions or documents required to be paid, delivered, received or taken on or prior to a specified date shall be so paid, delivered, received or taken on or prior to the specified or required date unless such date is extended in writing by the party entitled to such performance or payment and failure to make such payment or performance by such date shall be a default under this Agreement by such party; provided, however, that if any such specified date falls on a Saturday, Sunday or legal or bank holiday, then such time period shall be automatically extended through the next regularly scheduled business day.
23.    Entire Agreement. This Agreement, together with the “Schedules” and “Exhibits” hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements and understandings of the parties with respect to the subject matter hereof, written or oral.

24.    Headings. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
25.    Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware.
26.    Amendments and Waivers. This Agreement may be modified, altered, amended, cancelled or terminated only by written agreement of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No waiver of any default, misrepresentation, or breach of warranty or covenant hereunder shall be effective unless given in writing.
27.    Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under applicable law. Accordingly, in the event that any provision of this Agreement would be held to be invalid, prohibited or unenforceable for any reason, such provision shall be ineffective without invalidating the remaining provisions of this Agreement.
28.    Waiver of Right to Jury Trial. THE PARTIES IRREVOCABLY WAIVE TRIAL BY JURY IN ANY LITIGATION INCLUDING ANY COUNTERCLAIM WITH RESPECT THERETO.
29.    CONSENT TO JURISDICTION. THE PARTIES HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF DELAWARE, IN CONNECTION WITH ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER TRANSFER DOCUMENTS AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF ANY SUCH SUIT, ACTION OR PROCEEDING. EACH OF THE PARTIES AGREES THAT A JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
30.    Counterparts. This Agreement may be signed in any number of counterparts and delivered by facsimile copy or .pdf copy, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.
31.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and each of their successors and assigns; provided that no party may assign this Agreement without the prior written consent of the others. Notwithstanding the foregoing restriction on assignment, Buyer shall be permitted, without the necessity of obtaining the approval of any other party hereto (but on prior written notice to the Seller given at least two (2) business days prior to Closing) to assign this Agreement to one or more Affiliates of Buyer or an entity in which Buyer, or any Affiliate of Buyer, maintains at least a ____ percent (__%) interest, and/or to designate one or more transferees of all or any portion of the Interest so long as any such transferee is an Affiliate of Buyer or an entity in which Buyer, or any Affiliate of Buyer, maintains at least a ____ percent (__%) interest.
32.    Advice of Counsel; Drafting. Each of the parties hereto acknowledge that such party has freely executed this Agreement after independent investigation, with the advice of independent counsel and without fraud, duress, or undue influence, and that such party understands the content of this Agreement. Each of the parties agrees and acknowledges that no one party drafted this Agreement such that any rule requiring a contract to be interpreted against the drafter shall not apply to this Agreement.
33.    Escrow Provisions.
(a)    Concurrently with the execution of this Agreement, Buyer has delivered to Escrow Agent, a wire transfer of good US funds in the amount of $_________ as the downpayment (together with any interest that may accrue thereon, the “Downpayment”) hereunder, which shall be held and disbursed by Escrow Agent in accordance with this Agreement. Failure to submit to Escrow Agent an executed, completed Form W-9 shall stay Escrow Agent’s obligations to deposit the Downpayment in either a segregated account or an interest bearing account until such time that said form has been provided to Escrow Agent. The Downpayment shall be deposited by Escrow Agent in an escrow account and the proceeds held and disbursed in accordance with the following:
(i)    At Closing the Downpayment shall be paid by Escrow Agent to Seller;
(ii)    If the Closing of the purchase and sale of the Interest contemplated hereunder does not occur by the Closing Date, then Escrow Agent shall deliver the Downpayment in accordance with a joint instruction signed by Buyer and Seller, or if no such joint instruction is given, if either Buyer or Seller gives written notice to Escrow Agent demanding payment of the Downpayment, which notice shall state the basis for such party’s demand, Escrow Agent shall give prompt written notice to the other parties of such demand. If Escrow Agent does not receive a written notice of objection to the proposed payment from any such other parties within ten (10) business days after the giving of Escrow Agent’s written notice, Escrow Agent is hereby authorized and directed to make such payment to the demanding party. If Escrow Agent does receive such a written notice of objection within said period, or if for any reason Escrow Agent in good faith elects not to make such payment, Escrow Agent may continue to hold the Downpayment until otherwise directed by a joint written notice by Buyer and Seller or a final, non-appealable judgment, order or decree of a court of competent jurisdiction. However, Escrow Agent shall have the right at any time to deposit the Downpayment with the clerk of a Federal Court in the State of Delaware and shall give written notice of such deposit to both Buyer and Seller. Upon disposition of the Downpayment Escrow Agent shall be released and discharged of all escrow obligations and liabilities.
(b)    Escrow Agent will earn a fee of $___ for its services hereunder, but will not be entitled to any further compensation. Such fee shall be paid by the Company promptly after the execution of this Agreement and receipt of an invoice from Escrow Agent. Escrow Agent is acting solely as a stakeholder at the parties’ request and for their convenience. Escrow Agent shall not be liable to any party for any act or omission unless it involves bad faith, willful disregard of this Agreement or gross negligence. In the event of any dispute, the parties shall jointly and severally (with right of contribution) defend (by attorneys selected by Escrow Agent), indemnify and hold harmless Escrow Agent from and against any claim, judgment, loss, liability, cost and expenses incurred in connection with the performance of Escrow Agent’s acts or omissions not involving bad faith, willful disregard of this Agreement or gross negligence. This indemnity includes, without limitation, reasonable attorneys’ fees either paid to retain attorneys or representing the fair value of legal services rendered by Escrow Agent to itself and disbursements, court costs and litigation expenses.
(c)    Escrow Agent acknowledges receipt of the Downpayment.
(d)    Escrow Agent agrees to the provisions of this Section 33 and the other terms of this Agreement relating to the Downpayment.
(e)    This Section 33 shall survive the Closing and/or the termination of this Agreement indefinitely.
[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
BUYER:
___________________________,
a ___________________________
By:    ___________________________
Name:
Title:
SELLER:
___________________________,
a ___________________________
By:    ___________________________
Name:
Title:
EXISTING MANAGER:
___________________________,
a ___________________________
By:    _________________________________
Name:
Title:

[Signature Page 1 of 2 to Membership Interest Purchase Agreement]

ACCEPTED AND AGREED:
ESCROW AGENT:
________________________________
By:    _________________________________
Name:
Title:

[Signature Page 2 of 2 to Membership Interest Purchase Agreement]

Exhibit A
Form of Assignment and Assumption Agreement
ASSIGNMENT AND ASSUMPTION AGREEMENT
This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) dated as of __________ __, 20__ (the “Closing Date”), by and among __________, a __________, having an office at __________ (“Seller”), and __________, a __________, having an office at __________ (“Resigning Manager”; and together with Resigning Manager, the “Transferor Parties”), and __________, a __________, having an office at __________ (“Transferee”).
FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Seller hereby assigns, transfers, sells and conveys to Transferee, all of Seller’s legal, economic and beneficial right, title and interest in and to ____________, a ____________ (the “Company”), including, without limitation, all rights appurtenant to Seller’s interests in and to the Company’s capital, profits and losses and distributions from and after the Closing Date, TO HAVE AND TO HOLD the same unto Transferee, its successors and assigns, forever (the “Transferred Interests”).
1.    Capitalized Terms. Capitalized terms used herein, but not defined have the meanings ascribed to them in that certain Membership Interest Purchase Agreement, dated as of __________ __, 20__, among the Transferor Parties and Transferee (the “Purchase Agreement”).
2.    Assumption by Transferee.
(a)    Upon the execution and delivery hereof, Transferee assumes from the Transferor Parties, from and after the Closing Date, all obligations attributable to the Transferred Interests which may accrue on or following the Closing Date (except to the extent such obligations result from any misrepresentation or breach or violation by any __________ Party hereunder, under the Operating Agreement or under the Purchase Agreement), and agrees to be bound by and adopts the terms of the organizational documents of the Company as may be amended or modified from time to time.
(b)    Each Transferor Party hereby ceases to be a member of the Company, and ceases to have or exercise any right or power with respect to the Company, whether as a member, or otherwise.
3.    Resignation of Resigning Manager. Resigning Manager hereby resigns as the Manager of the Company. Resigning Manager hereby ceases to have or exercise any right or power with respect to the Company, whether as a manager, or otherwise, and Resigning Manager hereby ceases to have any economic or other rights or interests in the Company, whether to distributions, or otherwise.
4.    Representations and Warranties of Transferor Parties. Each Transferor Party hereby represents and warrants to Transferee that each of the following is true and correct as of the Closing Date:
(a)    Each Transferor Party is duly organized, validly existing and in good standing in the jurisdiction of its formation.
(b)    The __________ Parties have the full power, authority and legal right to execute, deliver and perform this Agreement.

(c)    The __________ Parties have duly authorized, executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Transferee of this Agreement, this Agreement constitutes the legal, valid and binding agreement of the __________ Parties, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium and other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
(d)    No consent, approvals, authorizations or orders of, registration or filing with, or notice to, any court or governmental agency or body is required for the execution, delivery and performance by any __________ Party of, or compliance by any __________ Party with, this Agreement or the consummation of the transactions contemplated hereby.
(e)    The execution and delivery of this Agreement, and the performance by the __________ Parties of their obligations hereunder, will not conflict with any provision of any law or regulation to which any of the __________ Parties is subject, conflict with or otherwise violate the organizational documents of the __________ Parties or conflict with or result in a breach of or constitute a default of any of the terms, conditions or provisions of any material agreement, contract, indenture or instrument to which any of the __________ Parties is a party or by which it is bound or any order or decree applicable to any of the __________ Parties, in any manner that would have an adverse effect on the ability of the __________ Parties to perform their obligations hereunder.
(f)    Pursuant to this Agreement, Seller has transferred all legal, economic and beneficial right, title and interest in and to the Interest to the Transferee, free and clear of all Liens. Pursuant to this Agreement, Resigning Manager has transferred all of its legal, economic and beneficial right, title and interest in and to the Company to Transferee, free and clear of all Liens.
(g)    Neither Transferor Party has previously assigned, conveyed, delegated, transferred or otherwise previously disposed of any of its legal, economic or beneficial right, title or interest in or to the Company, and no person or entity (other than the Transferee) presently holds any legal, economic or beneficial right, title or interest in or to the Company previously held by any Transferor Party or any Affiliate thereof.
(h)    No Transferor Party is a “foreign person” as defined in Section 1445(f)(3) of the Internal Revenue Code, as amended.
(i)    Neither __________ Party is a Prohibited Person.
(j)    No claim or litigation is pending or, to the knowledge of any of the __________ Parties, threatened against any of the __________ Parties that would prohibit its entering into this Agreement or materially and adversely affect the performance by any of the __________ Parties of its obligations under this Agreement.
(k)    Schedule 1 attached hereto and made a part hereof contains a true, complete and accurate list of all Loan Documents and there are no other material documents or instruments evidencing or securing the Loan, and Resigning Manager has delivered to Transferee accurate and complete copies of all of said material Loan Documents. Except to the extent set forth on Schedule 1, the Loan Documents have not been altered, modified, waived, amended, superseded, cancelled, extended or otherwise changed. To the best of the knowledge of the __________ Parties, there are no uncured defaults, breaches, violations or events of default, or any facts or circumstances which, with the giving of notice or the passage of time, or both, will or would constitute a default, breach, violation or event of default, on the part of any party under the any of the Loan Documents.
(l)    No __________ Party is insolvent, and the execution and delivery of this Agreement and the performance by the __________ Parties of their obligations hereunder will not render any __________ Party insolvent.
(m)    There are no uncured defaults, breaches, violations or events of default or any facts or circumstances which, with the giving of notice or the passage of time, or both, will or would constitute a default, breach, violation or event of default on the part of any __________ Party under the Operating Agreement or the Purchase Agreement.
(n)    No __________ Party has any knowledge of any existing or pending condemnation proceedings against the Property, and no __________ Party has received, or is aware of, any notice issued by any governmental authority or regulatory agency alleging a violation of any law, rule, regulation or order that has not been cured prior to the date hereof, relating to environmental conditions by reason of the presence of hazardous substances or materials (as such terms are presently used under applicable environmental laws, rules and regulations) at the Property. Except for eviction and collection proceedings filed by or against current and former residents, no __________ Party has received, or is aware of, any notice of any written pending claims or litigation against the Owner, the Company and/or the Property which adversely affect, or, as far as any __________ Party can reasonably foresee, might adversely affect, the Owner, the Company and/or the Property or the business, operations or condition (financial or otherwise) of the Owner, the Company and/or the Property, in each case in any material respect.
(o)    There is no material fact presently known to any __________ Party that has not been disclosed to the Transferee in writing which adversely affects, or, as far as any __________ Party can reasonably foresee, might adversely affect, the Owner, the Company and/or the Property or the business, operations or condition (financial or otherwise) of the Owner, the Company and/or the Property, in each case in any material respect. To the knowledge of the __________ Parties, the financial reports and other information previously furnished by any of the __________ Parties to Transferee with respect to the Owner, the Company and/or the Property (including, without limitation, the rent rolls, statements of cash flow and statements income and operating expense) are true, correct and complete in all material respects, and accurately represents the financial condition of the Owner, the Company and/or the Property, as applicable, as of the date thereof.
(p)    Except with respect to ongoing maintenance and similar work in connection with management and operation of the Property which are included in the Prorated Items or accounted for in determination of any credit which may be given to Seller pursuant to the final sentence of Section 11(a) of the Purchase Agreement, there are no persons or entities that have furnished labor or materials for the Property, or any part thereof, who have not been paid in full, and there are no claims or amounts due for the furnishing of material or labor for erection, construction, alteration or demolition of any building on the Property or any part thereof.
(q)    Each __________ Party has performed all of the covenants, undertakings and agreements required to be performed by such party under the Purchase Agreement on or before the Closing Date.
5.    Representations and Warranties of Transferee. Transferee hereby represents and warrants to the Transferor Parties that each of the following is true and correct as of the Closing Date:

(a)    Transferee is duly organized, validly existing and in good standing in the jurisdiction of its formation.
(b)    Transferee has the full power, authority and legal right to execute, deliver and perform this Agreement.
(c)    The Transferee has duly authorized, executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the __________ Parties of this Agreement, this Agreement constitutes the legal, valid and binding agreement of the Transferee, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium and other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
(d)    No consent, approvals, authorizations or orders of, registration or filing with, or notice to, any court or governmental agency or body is required for the execution, delivery and performance by Transferee of, or compliance by Transferee with, this Agreement or the consummation of the transactions contemplated hereby.
(e)    The execution and delivery of this Agreement, and the performance by the Transferee of its obligations hereunder, will not conflict with any provision of any law or regulation to which the Transferee is subject, conflict with or otherwise violate the organizational documents of the Transferee or conflict with or result in a breach of or constitute a default of any of the terms, conditions or provisions of any material agreement, contract, indenture or instrument to which the Transferee is a party or by which it is bound or any order or decree applicable to the Transferee, in any manner that would have an adverse effect on the ability of the Transferee to perform its obligations hereunder.
(f)    Transferee is not a Prohibited Person.
(g)    No claim or litigation is pending or, to the knowledge of the Transferee, threatened against the Transferee that would prohibit its entering into this Agreement or materially and adversely affect the performance by the Transferee of its obligations under this Agreement.
(h)    Transferee is not insolvent, and the execution and delivery of this Agreement and the performance by Transferee of its obligations hereunder will not render Transferee insolvent.
(i)    There are no uncured defaults, breaches, violations or events of default or any facts or circumstances which, with the giving of notice or the passage of time, or both, will or would constitute a default, breach, violation or event of default on the part of Transferee under the Operating Agreement or the Purchase Agreement.
(j)    Transferee has performed all of the covenants, undertakings and agreements required to be performed by such party under the Purchase Agreement on or before the Closing Date.
6.    Survival of Representations and Warranties. The representations and warranties of the Transferor Parties set forth in Sections 4(a), 4(b), 4(c), 4(d), 4(e), 4(f), 4(g), 4(h) and 4(i), and of the Transferee set forth in Sections 5(a), 5(b), 5(c), 5(d), 5(e) and 5(f), shall survive indefinitely. The other representations and warranties of the Transferor Parties set forth in Section 4 and of the Transferee set forth in Section 5 shall survive for ___________ (__) months

(it being acknowledged and agreed that (a) all of the Transferee’s rights and remedies associated with any misrepresentation or breach or violation by any Transferor Party of any of such representations and warranties shall continue in effect with respect to any claim raised by notice from Transferee to any Transferor Party (which notice contains a description of the misrepresentation, breach or violation in question) given on or before the ___________ (__) month anniversary of the Closing Date, and (b) all of the Transferor Parties’ rights and remedies associated with any misrepresentation or breach or violation by Transferee of any of such representations and warranties shall continue in effect with respect to any claim raised by notice from any Transferor Party to Transferee (which notice contains a description of the misrepresentation, breach or violation in question) given on or before the ___________ (__) month anniversary of the Closing Date). This Section 6 shall survive indefinitely.
7.    No Broker. Each party hereto represents and warrants to the other that such party has had no dealings with any broker or agent in connection with the negotiation of this Agreement and that such party knows of no broker or agent who would be entitled to a commission in connection with this Agreement or the transactions contemplated hereunder. Each party agrees to indemnify and defend the other parties against and hold the other parties harmless from any and all Losses with respect to any fee, commission or equivalent compensation alleged to be owing an account of the indemnifying party’s dealings with any broker or agent. This Section 7 shall survive indefinitely.
8.    Indemnification Obligations.
(a)    Each of the Transferor Parties hereby jointly and severally agree to indemnify, protect, defend and hold the Transferee, each of its Affiliates and each of their respective officers, directors, partners, members, shareholders and employees (collectively, the “Transferee Indemnified Parties”) harmless from and against any and all Losses incurred by or asserted against Transferee or any of the other Transferee Indemnified Parties by reason of, arising from, or in connection with, (i) any obligations attributable to the Transferred Interests which accrued prior to the Closing Date (except to the extent such Losses result from any misrepresentation or breach or violation by Transferee hereunder, under the Operating Agreement or under the Purchase Agreement), and/or (ii) any misrepresentation or breach or violation by any __________ Party of any of the representations and warranties made by any __________ Party in this Agreement, the Purchase Agreement, or any other agreement or instrument delivered by any __________ Party in connection with the transactions contemplated hereunder.
(b)    Further, each of the Key Principals hereby jointly and severally agree with each other and each of the Transferor Parties pursuant to Section 8(a), to indemnify, protect, defend and hold the Transferee Indemnified Parties harmless from and against any and all Losses incurred by or asserted against Transferee or any of the other Transferee Indemnified Parties by reason of, arising from, or in connection with, any misrepresentation or breach or violation of any of the representations and warranties of the Transferor Parties set forth in Section 4(a), Section 4(b), Section 4(c), Section 4(d), Section 4(e), Section 4(f), Section 4(g), Section 4(h) and/or Section 4(i).
(c)    Transferee hereby agrees to indemnify, protect, defend and hold each of the Transferor Parties and each of their respective Affiliates and each of their respective officers, directors, partners, members, shareholders and employees (collectively, the “Transferor Indemnified Parties”) harmless from and against any and all Losses incurred by or asserted against any Transferor Party or any of the other Transferor Indemnified Parties by reason of, arising from, or in connection with, (i) any obligations attributable to the Transferred Interests which may accrue on or following the Closing Date (except to the extent such Losses result from any misrepresentation or breach or violation by any __________ Party hereunder, under the

Operating Agreement or under the Purchase Agreement), and/or (ii) any misrepresentation or breach or violation by Transferee of any of the representations and warranties made by Transferee in this Agreement, the Purchase Agreement, or any other agreement or instrument delivered by Transferee in connection with the transactions contemplated hereunder.
(d)    All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for applicable tax purposes, unless otherwise required by applicable law.
(e)    This Section 8 shall survive and continue in effect with respect to any claim raised by notice from the party seeking indemnification hereunder; provided, however, that (i) the rights and remedies of the Transferee associated with any misrepresentation or breach or violation by any Transferor Party of any of the representations and warranties set forth in Section 4 shall continue in effect as set forth in Section 6, and (ii) the rights and remedies of the Transferor Parties associated with any misrepresentation or breach or violation by Transferee of any of the representations and warranties set forth in Section 5 shall continue in effect as set forth in Section 6.
9.    Attorneys’ Fees. In the event any dispute between or among any or all of the parties to this Agreement, the transactions contemplated hereunder, or the Interest should result in litigation, the prevailing party(ies) shall be reimbursed by the other party(ies) for all costs incurred by the prevailing party(ies) in connection with such litigation, including, without limitation, reasonable attorneys’ fees. This Section 9 shall survive indefinitely.
10.    No Third Party Beneficiaries. Except as provided in Section 8, Section 20 and Section 21 hereof, this Agreement is not intended and shall not be construed to confer any rights or benefits upon any person or entity other than the parties hereto.
11.    Further Assurances. From and after the date hereof, each party shall execute and deliver such other documents and take such other actions as any other party may reasonably request for the better and more effective carrying out of the intents and purposes of this Agreement. Without limiting the generality of the foregoing, from and after the date hereof, each Transferor Party shall each use commercially reasonable efforts to describe to the Transferee all of the uncompleted business of the Manager of the Company, and deliver all books, materials, records, leases, documents and other items and information that belong to the Company or that are used in connection with the duties and responsibilities of the Manager of the Company, and reasonably cooperate with the Transferee in transitioning and transferring any such duties and responsibilities of the Manager of the Company to the Transferee or its designee. This Section 11 shall survive indefinitely.
12.    Notices. All notices, demands or other communications given hereunder shall be in writing and shall be deemed sufficiently given if delivered by courier (including, without limitation, overnight delivery service) or sent by registered or certified mail, first class, postage prepaid, or by email, addressed to any Transferor Party at Transferor’s address provided above, attention: _______________ (_______________), and _______________ (_______________), with a copy to _______________ (_______________); to any Key Principal at such Key Principal’s address below; and to Transferee at Transferee’s address provided above, attention: _______________ (_______________), _______________ (_______________), and _______________ (_______________); or, in each case, to such other address as a party may from time to time notify the other parties in writing (as provided above). Any such notice, demand or other communication shall be deemed to have been given (i) if so mailed, as of the close of the third business day following the date so mailed, (ii) if delivered by courier, on the date received, and (iii) if delivered by email, on the date of receipt by the sender of a confirmation email from the addressee acknowledging receipt.

13.    Headings. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
14.    Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware.
15.    Amendments and Waivers. This Agreement may be modified, altered, amended, cancelled or terminated only by written agreement of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No waiver of any default, misrepresentation, or breach of warranty or covenant hereunder shall be effective unless given in writing.
16.    Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under applicable law. Accordingly, in the event that any provision of this Agreement would be held to be invalid, prohibited or unenforceable for any reason, such provision shall be ineffective without invalidating the remaining provisions of this Agreement.
17.    Waiver of Right to Jury Trial. THE PARTIES IRREVOCABLY WAIVE TRIAL BY JURY IN ANY LITIGATION INCLUDING ANY COUNTERCLAIM WITH RESPECT THERETO.
18.    CONSENT TO JURISDICTION. THE PARTIES HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF DELAWARE, IN CONNECTION WITH ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER TRANSFER DOCUMENTS AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF ANY SUCH SUIT, ACTION OR PROCEEDING. EACH OF THE PARTIES AGREES THAT A JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
19.    Counterparts. This Agreement may be signed in any number of counterparts and delivered by facsimile copy or .pdf copy, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.
20.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and each of their successors and assigns.
21.    Continuing Obligations of Key Principals; Operating Agreement.
(a)    The agreements, guarantees and obligations set forth in Section ____ of the Operating Agreement as of the Closing Date are incorporated herein by this reference, and the same shall survive indefinitely with respect to any and all Losses incurred by or asserted against Transferee, the Company, and/or any Affiliate of any of the foregoing with respect to any acts, events or omissions which arose, occurred or accrued on or prior to the Closing Date.

(b)    Each of the parties acknowledges and agrees, for the avoidance of doubt, that from and after the date hereof, (i) except as set forth herein or in the Purchase Agreement, the Transferor Parties shall have no further obligations or liabilities under the Operating Agreement or with respect to the Company, (ii) Transferee shall have the sole right to amend, restate, supplement or otherwise modify the Operating Agreement in its sole and absolute discretion, and (iii) none of the __________ Parties or any of their respective Affiliates, has any remaining rights, remedies or interests under the Operating Agreement or with respect to the Company.
22.    Advice of Counsel; Drafting. Each of the parties hereto acknowledge that such party has freely executed this Agreement after independent investigation, with the advice of independent counsel and without fraud, duress, or undue influence, and that such party understands the content of this Agreement. Each of the parties agrees and acknowledges that no one party drafted this Agreement such that any rule requiring a contract to be interpreted against the drafter shall not apply to this Agreement.
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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
SELLER:
_________________________________,
a _________________________________
By:    ___________________________
Name:
Title:
RESIGNING MANAGER:
_________________________________,
a _________________________________
By:    _________________________________
Name:
Title:

[Signature Page 1 of 3 to Assignment and Assumption Agreement]

TRANSFEREE:
_________________________________,
a _________________________________
By:    _________________________________
Name:
Title:

[Signature Page 2 of 3 to Assignment and Assumption Agreement]

ACCEPTED AND AGREED:
KEY PRINCIPALS

_________________________________
__________________
Address:    _________________________________
    _________________________________
    _________________________________

_________________________________
__________________
Address:    _________________________________
    _________________________________
    _________________________________

[Signature Page 3 of 3 to Assignment and Assumption Agreement]

Exhibit B
Form of Indemnification Agreement
INDEMNIFICATION AGREEMENT
This INDEMNIFICATION AGREEMENT (this “Agreement”) made and delivered as of __________ __, 20__ (the “Effective Date”), is made and entered into by and among __________, an individual having an address at __________, and __________, an individual having an address at __________ (each an “Indemnitor”, the collectively the “Indemnitors”), to and for the benefit of __________, a __________ having an office at __________, (the “Indemnitee”).
W I T N E S S E T H:
WHEREAS, on the date hereof, __________, a __________ (“Transferee”), has purchased all of the legal, economic and beneficial right, title and interest of __________, a __________ (“Transferor”) and __________, a __________ (“Resigning Manager”) in and to ____________, a ____________ (the “Company”), pursuant to that certain Membership Interest Purchase Agreement, dated as of __________ __, 20__, among Transferor, Resigning Manager and Transferee (the “Purchase Agreement”) and that certain Assignment and Assumption Agreement dated as of even date hereof, among Transferor, Resigning Manager and Transferee (the “Assignment Agreement”) (such purchase, the “Purchase Transaction”);
WHEREAS, the Company is the sole member of __________ (“Owner”);
WHEREAS, the Owner is a party to that certain __________, dated as of __________ __, 20__ between Owner, as borrower, and __________ (“Lender”), as lender, as amended or otherwise modified from time to time, pursuant to which Lender is the holder of a mortgage loan to Owner in the original principal amount of ____________________ ($__________) (the “Loan”);
WHEREAS, [as a condition to the issuance by the Lender of its consent to the Purchase Transaction, it is requiring that Indemnitee assume the obligations and liabilities of the Indemnitors under the non-recourse carve-out guaranty delivered by the Indemnitors in connection with the Loan (the “Original Carve-Out Guaranty”), and to execute and deliver a new non-recourse carve-out guaranty in connection with the Loan (the “New Carve-Out Guaranty”), pursuant to which, among other things, Indemnitee may be liable for obligations and liabilities of the Indemnitors under the Original Carve-Out Guaranty];
WHEREAS, Transferor and Resigning Manager are each direct or indirect affiliates and subsidiaries of each Indemnitor, and each Indemnitor will benefit from the Purchase Transaction;
WHEREAS, Transferee is a direct or indirect affiliate and subsidiary of Indemnitee;
WHEREAS, it is a condition precedent to, and a material inducement for, the Indemnitee’s agreement to [assume the obligations and liabilities of the Indemnitors under the Original Carve-Out Guaranty and enter into the New Carve-Out Guaranty] that the Indemnitors shall have executed and delivered this Agreement to and for the benefit of Indemnitee.
NOW THEREFORE, in order to induce Indemnitee to [assume the obligations and liabilities of the Indemnitors under the Original Carve-Out Guaranty and enter into the New Carve-Out Guaranty], and in consideration of the matters described in the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitors hereby agrees as follows:
1.    Recitals. The recitals are incorporated herein by this reference.
2.    Capitalized Terms. Capitalized terms used herein, but not defined have the meanings ascribed to them in the Purchase Agreement.
3.    Indemnification. The Indemnitors hereby jointly and severally agree, at their sole cost and expense, to unconditionally indemnify, defend, and hold Indemnitee, Transferee, the Company, Owner, and each of their respective directors, officers, employees, agents and/or representatives (collectively, the “Transferee Indemnified Parties”) harmless from against any and all losses, damages, costs, expenses, liabilities, claims and other obligations, including, without limitation, reasonable attorneys’ fees and costs incurred (collectively, “Losses”) incurred by or asserted against Indemnitee and/or any of the other Transferee Indemnified Parties under the Original Carve-Out Guaranty, in each case with respect to any acts, events or omissions which arose, occurred or accrued on or prior to the Effective Date, to the extent same arose, occurred or accrued due to any act or failure to act within the reasonable control of any of the Indemnitors or any of their respective Affiliates.
4.    Payment of Indemnitee’s Expenses. The Indemnitors jointly and severally agree to pay, upon demand therefor, all expenses, including, but not limited to, reasonable attorneys’ fees and disbursements, incurred by Indemnitee or any other Transferee Indemnified Party in enforcing this Agreement.
5.    Obligations Absolute and Waivers. The obligations of the Indemnitors hereunder shall remain in full force and shall not be impaired by: (i) any express or implied modification, renewal, extension or acceleration of or to the Loan Documents; (ii) any exercise or non-exercise by Lender of any right or privilege under any of the Loan Documents; (iii) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Indemnitor, Indemnitee, the Company or Owner; (iv) any release, waiver or discharge of any party under any of the Loan Documents; or (v) the satisfaction of all or a portion of the obligations under the Loan Documents, and/or the discharge of any mortgage or security agreement. Each Indemnitor unconditionally waives the following defenses to enforcement of this Agreement: all presentments, demands, demands for performance, notices of nonperformance, protests, notices of protest, dishonor, nonpayment, partial payment, default and protest, notices of acceptance of this Agreement and all other notices and formalities to which such Indemnitor may be entitled (except for notices which are specifically required by this Agreement).
6.    No Waiver. The Indemnitors’ obligations hereunder shall in no way be impaired, reduced or released by reason of any omission or delay by any Transferee Indemnified Party in exercising any right described herein.
7.    Successors and Assigns. This Agreement and the indemnifications contained in this Agreement shall be continuing, irrevocable and binding on the Indemnitors, the Indemnitee, and their respective heirs and legal representatives, and this Agreement shall be binding upon and shall inure to the benefit of each Transferee Indemnified Party, and each of their respective successors and assigns; provided that no party may assign its obligations under this Agreement without the prior written consent of the other parties hereto. The death or incapacity of one or more of the Indemnitors shall not affect this Agreement or any of the obligations of any party hereunder. All references in this Agreement to the Transferee Indemnified Parties shall be deemed to include such person’s or entity’s successors and assigns.

8.    Notices. All notices, demands or other communications given hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or if delivered by courier (including, without limitation, overnight delivery service) or sent by registered or certified mail, first class, postage prepaid, addressed to any Indemnitor at such Indemnitor’s address provided above, with a copy to __________________; at __________________; and to Indemnitee at Indemnitee’s address provided above, attention: __________________; or, in each case, to such other address as a party may from time to time notify the other party in writing (as provided above). Any such notice, demand or other communication shall be deemed to have been given (i) if hand delivered, effective upon receipt, (ii) if so mailed, as of the close of the third business day following the date so mailed, and (iii) if delivered by courier, on the date received.
9.    Representations and Warranties. Each Indemnitor hereby represents and warrants to Indemnitee as follows:
(a)    Each Indemnitor is an individual and each Indemnitor has the full power and authority to carry on his business as now conducted, to enter into this Agreement and to carry out the transactions contemplated hereby.
(b)    This Agreement constitutes the legal, valid and binding agreement of each Indemnitor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium and other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
(c)    The execution and delivery of this Agreement, and the performance by the Indemnitors of their obligations hereunder, will not conflict with any provision of any law or regulation to which any Indemnitor is subject, or result in or require the creation or imposition of any lien, charge or encumbrance of any nature on any Indemnitor’s properties or assets or conflict with or result in a breach of or constitute a default of any of the terms, conditions or provisions of any material agreement, contract, indenture or instrument to which any Indemnitor is a party or by which any Indemnitor is bound or any order or decree applicable to any Indemnitor, in any manner that would have a material adverse effect on the ability of any Indemnitor to perform his obligations hereunder.
(d)    No consent, approvals, authorizations or orders of, registration or filing with, or notice to, any court or governmental agency or body is required for the execution, delivery and performance by any Indemnitor of, or compliance by any Indemnitor with, this Agreement.
(e)    No Indemnitor is a party to any agreement or instrument which materially and adversely affects such Indemnitor’s present or proposed business, properties or assets, or operations or conditions (whether financial or otherwise); and no Indemnitor is in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions set forth in any material agreement or instrument to which such Indemnitor is a party.
(f)    There is not now pending against or affecting any Indemnitor, nor to the knowledge of any Indemnitor has there been threatened in writing, any action, suit, proceeding or arbitration at law or in equity or by or before any governmental agency or body or other person which might materially and adversely affect the rights or remedies of the Transferee Indemnified Parties under this Agreement, the business assets, operations or financial condition of any Indemnitor or any Indemnitor’s ability to perform his obligations under this Agreement.

(g)    None of the Indemnitors has entered into this Agreement with the intent to hinder, delay or defraud any creditor. Each Indemnitor has received reasonably equivalent value in exchange for the indemnification contained in this Agreement. None of the Indemnitors is insolvent, and the execution and delivery of this Agreement and the performance by the Indemnitors of their obligations hereunder will not render any of the Indemnitors insolvent.
(h)    No Indemnitor is a Prohibited Person.
10.    Entire Agreement. This Agreement and the parties’ respective obligations hereunder are and shall at all times continue to be absolute, present, primary and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Agreement and/or the obligations of the parties hereunder or the obligations of any other person or party (including, without limitation, the Company and/or Owner) relating to this Agreement or the obligations of the parties hereunder or otherwise. This Agreement constitutes the entire Agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter contained in this Agreement.
11.    Amendment and Waiver. This Agreement may not be amended except by a writing signed by all Indemnitors and the Indemnitee, nor shall observance of any term of this Agreement be waived without the prior written consent of the Indemnitee.
12.    Governing Law. The terms of this Agreement shall be governed by and construed under the substantive laws of the State of New York, without reference to principles of New York conflict of laws. With respect to any claim or cause of action in connection with the execution or performance of, or arising under this Agreement, each party hereto (i) irrevocably submits to the nonexclusive personal jurisdiction of any federal or state court located in the State of New York, (ii) irrevocably waives any objection he may have to the laying on of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court, (iii) irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, (iv) irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, (v) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING and (vi) consents to the service of process in any such action or proceeding by the mailing of copies thereof by certified or registered first class mail to the address to which notice is to be given pursuant to the provisions of this Agreement, in which case service shall be deemed complete, without the necessity of filing proof of service, five (5) days after such mailing, and the party served will have twenty (20) days after such service is complete to answer or otherwise respond to the summons and complaint or other process so served, or to the service of process by other means provided for by law.
13.    Counterparts. This Agreement may be signed in any number of counterparts and delivered by facsimile copy or .pdf copy, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.
14.    Severability. All provisions contained in this Agreement are severable and the invalidity or unenforceability of any provision shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.

15.    Headings. The descriptive headings of the paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
16.    Advice of Counsel; Drafting. Each party hereto acknowledges that he has freely executed this Agreement after independent investigation, with the advice of independent counsel and without fraud, duress, or undue influence, and that he understands the content of this Agreement. Each party hereto agrees and acknowledges that no one party drafted this Agreement such that any rule requiring a contract to be interpreted against the drafter shall not apply to this Agreement.
17.    Joint and Several Obligations. Each Indemnitor shall be jointly and severally liable for the performance of each Indemnitor’s obligations hereunder or otherwise.

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.
INDEMNITORS:

_________________________________
_________
Address:    __________

__________

_________________________________
_________
Address:    __________

__________

[Signature Page to Indemnification Agreement]

Schedule 1
Loan Documents